SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2006

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

Not Applicable

--------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7   -

Regulation FD

Item 7.01

Regulation FD Disclosure

On October 25, 2006, The Connecticut Light and Power Company (“CL&P”) issued a news release announcing that it had energized its new Bethel-to-Norwalk 345-kilovolt electric transmission line on October 12, 2006.  The news release is attached as Exhibit 99 to this Form 8-K and is incorporated herein.  The information contained in this report on Form 8-K, including Exhibit 99, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by NU or CL&P under the Securities Act of 1933, as amended, unless otherwise specified.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)

Not Applicable

(b)

Not Applicable

(c)

Not Applicable

(d)

Exhibits

Exhibits	Description
Exhibit 99.1	CL&P News Release dated October 25, 2006.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalves by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY (Registrants)
By: /s/ Gregory B. Butler Name: Gregory B. Butler Title: Senior Vice President and General Counsel

Date:  October 25, 2006